UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2015

HEXION INC.
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)
614-225-4000
(Registrant's Telephone Number, Including Area Code)

(Former name, former address and fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Hexion Inc. (the “Company”) has filed this Current Report on Form 8-K to revise the following Items in its Annual Report on Form 10-K for the year ended December 31, 2014 (“2014 Form 10-K”) to reflect management's adoption, effective January 1, 2015, of an accounting methodology change for the Company's pension and other non-pension postretirement benefit (“OPEB”) plans:

•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of its Financial Condition and Results of Operations

•	Item 8. Financial Statements and Supplementary Information

•	Item 15. Exhibits and Financial Statement Schedules

As previously reported in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2015 (the “Q1 2015 Form 10-Q”), the Company has elected to change its accounting policies related to the recognition of gains and losses for pension and OPEB plans to a more preferable policy under U.S. GAAP. Specifically, such gains and losses historically recognized as a component of “Other comprehensive income (loss)”, and amortized into net income (loss) in future periods, will be recognized in earnings in the period in which they occur. In addition, the Company has changed its policy for recognizing expected returns on plan assets from a market-related value method (based on a five-year smoothing of asset returns), to a fair value method.
Under the new policies, upon the Company’s annual remeasurement of its pension and OPEB plans in the fourth quarter, or on an interim basis as triggering events warrant remeasurement, the Company will immediately recognize gains and losses as a mark-to-market (“MTM”) gain or loss through earnings. As such, under the new policies, the Company’s net periodic pension and OPEB expense recognized on a quarterly basis will consist of i) service cost, interest cost, expected return on plan assets, amortization of prior service cost/credits and ii) MTM adjustments recognized annually in the fourth quarter upon remeasurement of pension and OPEB liabilities or when triggering events warrant remeasurement. The Company believes that these changes are preferable as they provide greater transparency of the Company’s economic obligations in accounting results and better alignment with fair value accounting principles by recognizing the effects of economic and interest rate changes on pension and OPEB assets and liabilities in the year in which the gains and losses are incurred. These changes in accounting policies has been reported through retrospective application of the new policies to all periods presented in Exhibit 99.1.
Note that only the items listed above from the 2014 Form 10-K, which items are included in the exhibits hereto and incorporated by reference herein, are being revised by this Form 8-K. Information in this Form 8-K, including the exhibits hereto, is as of December 31, 2014 and does not reflect any subsequent events or information beyond the accounting methodology change discussed above. More current information is included in the Q1 2015 Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”). This Form 8-K should be read in conjunction with the 2014 Form 10-K, Q1 2015 Form 10-Q and the Company’s other SEC filings.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Updates to the Company's Annual Report on Form 10-K for the year ended December 31, 2014
Exhibit 99.2	Statement regarding Computation of Ratios
Exhibit 101.INS*	XBRL Instance Document
Exhibit 101.SCH*	XBRL Schema Document
Exhibit 101.CAL*	XBRL Calculation Linkbase Document
Exhibit 101.LAB*	XBRL Label Linkbase Document
Exhibit 101.PRE*	XBRL Presentation Linkbase Document
Exhibit 101.DEF*	XBRL Definition Linkbase Document

*	Attached as Exhibit 101 to this report are documents formatted in XBRL (Extensible Business Reporting Language). The financial information in the XBRL-related documents is “unaudited” or “unreviewed.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEXION INC.

By:	/s/ William H. Carter
William H. Carter
Executive Vice President and Chief Financial Officer
Date: June 9, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Updates to the Company's Annual Report on Form 10-K for the year ended December 31, 2014
99.2	Statement regarding Computation of Ratios
101.INS*	XBRL Instance Document
101.SCH*	XBRL Schema Document
101.CAL*	XBRL Calculation Linkbase Document
101.LAB*	XBRL Label Linkbase Document
101.PRE*	XBRL Presentation Linkbase Document
101.DEF*	XBRL Definition Linkbase Document

*	Attached as Exhibit 101 to this report are documents formatted in XBRL (Extensible Business Reporting Language). The financial information in the XBRL-related documents is “unaudited” or “unreviewed.”